April 18, 2024
NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 60471A 119)
Dear Public Warrant Holder,
Mirion Technologies, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City Time on May 20, 2024 (the “Redemption Date”), all of the Company’s outstanding public warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), issued under the Warrant Agreement, dated June 29, 2020, by and between Mirion Technologies, Inc. (f/k/a GS Acquisition Holdings Corp II (“GSAH”)) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”) (the “Warrant Agreement”), for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). The Public Warrants were initially part of the units sold in GSAH’s initial public offering (“IPO”).
Each Public Warrant entitles the holder thereof to purchase (i) one share of Common Stock per Public Warrant for a cash purchase price of $11.50 per share, or (ii) 0.220 of one share of Common Stock per Public Warrant if exercised on a cashless basis as described below under “Exercise Procedures.” Any Public Warrants that remain unexercised immediately after 5:00 p.m. New York City Time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and still held by the initial holders thereof or their permitted transferees are not subject to this notice of redemption.
The Public Warrants are listed on the NYSE under the symbol “MIR WS” and the Common Stock is listed on the NYSE under the symbol “MIR.” On April 17, 2024, the closing price of the Public Warrants was $1.88, and the closing price of the Common Stock was $10.57.
We understand from the NYSE that May 17, 2024, the trading day prior to the Redemption Date, will be the last day on which the Public Warrants will be traded on the NYSE.
TERMS OF REDEMPTION; CESSATION OF RIGHTS
The rights of the Public Warrant holders to exercise their Public Warrants will terminate at 5:00 p.m. New York City Time on the Redemption Date. Immediately after 5:00 p.m. New York City Time on the Redemption Date, holders of unexercised Public Warrants will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” You should consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants. Note that the act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the Public Warrants for exercise if they wish to exercise the Public Warrants on a cash or cashless basis as set forth below.
The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company is entitled to redeem the Public Warrants at a redemption price of $0.10 per Public Warrant if the last reported sales price of the Common Stock is at least $10.00 per share on the trading day prior to the date on which a notice of redemption is given. This share price performance requirement was satisfied as of April 17, 2024.
EXERCISE PROCEDURES
Public Warrant holders have until 5:00 p.m. New York City Time on the Redemption Date to exercise their Public Warrants to purchase shares of Common Stock.
•Cash Exercise: Holders may exercise Public Warrants and receive Common Stock in exchange for payment in cash of the $11.50 per Public Warrant exercise price.

•Cashless Exercise: Alternatively, a holder may elect to exercise Public Warrants on a “cashless basis” (the “Make-Whole Exercise”) and surrender Public Warrants for a certain number of shares of Common Stock that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement and is based on: (i) the period of time between the Redemption Date and the expiration of the Public Warrants and (ii) $10.96 (being the average last reported sale price of the Common Stock for the ten (10) trading days ending on April 15, 2024, the third trading day prior to the date on which this notice of redemption is sent to holders of Public Warrants). By virtue of the cashless Make-Whole Exercise of the Public Warrants, exercising Public Warrant holders will receive 0.220 of one share of Common Stock for each Public Warrant surrendered for exercise. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares of Common Stock the holder is entitled to receive will be rounded down to the nearest whole number of shares of Common Stock.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine such broker’s procedure for exercising such Public Warrants.
Public Warrant holders of record may exercise their Public Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among other things, the number of Public Warrants being exercised, to the Warrant Agent:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department
The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, properly insured registered mail is suggested.
The fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company by 5:00 p.m. New York City Time on the Redemption Date. Any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Public Warrants being redeemed and not exercised.
PUBLIC WARRANTS HELD IN STREET NAME
For Public Warrant holders who hold their Public Warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent by 5:00 p.m. New York City Time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City Time on May 22, 2024, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrants received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.10 per Public Warrant), and not for exercise.
REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City Time on the Redemption Date. Those who hold their Public Warrants in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.
Under United States federal income tax laws, the Warrant Agent may be required to withhold 24% of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of the Public Warrants who wish to avoid backup withholding should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person nor a resident alien), when providing the Election to Purchase, if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. Publication 515, IRS Form W-9 and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their tax advisors.
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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.
None of the Company, its Board of Directors or employees has made or is making any representation or recommendation to any Public Warrant holder as to whether to exercise or refrain from exercising any Public Warrants.

Mirion Technologies, Inc. /s/ Brian Schopfer Brian Schopfer Chief Financial Officer

Annex A
MIRION TECHNOLOGIES, INC.
Election to Purchase
(To Be Executed Upon Exercise of Warrant)
CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH
•The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to exercise _________ Warrants (as defined below) to receive one share of Common Stock per exercised Warrant and herewith tenders payment for the shares of Common Stock to the order of Mirion Technologies, Inc. (the “Company”) in the amount of $_________ ($11.50 per exercised Warrant) in accordance with the terms hereof. If said number of Warrants is less than all of the Warrants exercisable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of shares of Common Stock be registered in the name of _________, whose address is ___________________ and that such Warrant Certificate be delivered to _________, whose address is ___________________.
•The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement set forth in Section 6.2 thereof, to exercise ________ Warrants to receive 0.220 of one share of Common Stock per exercised Warrant. If said number of Warrants is less than all of the Warrants exercisable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of shares of Common Stock be registered in the name of _________, whose address is ___________________, and that such Warrant Certificate be delivered to _________, whose address is ___________________.
The warrants to purchase shares of Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated June 29, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

Date: ________________	Signature: ________________________

Address: ________________________

Tax Identification Number: ________________________

Signature Guaranteed: ________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).
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